Exhibit 32.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of ATSI Communications, Inc. on Form 10-K for the period ending July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Arthur L. Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C, ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

          1)   the Report complies with the requirements of section 13 (a) or 15
               (d) of the Securities Exchange Act of 1934; and

          2) the information in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 13, 2003



By /s/ Arthur L. Smith
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Arthur L. Smith, Chief Executive Officer
Principal Executive Officer